                                                                  Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 19, 1999, except for Note 15, as to which the date
is October 14, 1999, in the Registration Statement (Form S-1 No. 333-         )
and related Prospectus of Optio Software, Inc. dated October 15, 1999.


                                  Ernst & Young LLP


Atlanta, Georgia
October 15, 1999